DRAFT 6             Exhibit 99.1

Neal Goldner Investor Relations 407-206-6149 Investor@mvwc.com

Cameron Klaus Global Communications 407-206-6300 media@mvwc.com
Marriott Vacations Worldwide Reports
Fourth Quarter and Full Year 2025 Financial Results
ORLANDO, Fla. – February 25, 2026 – Marriott Vacations Worldwide Corporation (NYSE: VAC) (“MVW,” the “Company,” “we” or “our”) reported financial results for the fourth quarter and full year 2025 and provided guidance for full year 2026.
Fourth Quarter 2025 Highlights
•Consolidated contract sales were $458 million in the quarter.
•Net loss attributable to common stockholders was $431 million and diluted loss per share was $12.43. Results reflect restructuring costs, modernization expenses, and $546 million of non-cash impairment charges.
•Adjusted net income attributable to common stockholders was $68 million and adjusted diluted earnings per share was $1.86.
•Adjusted EBITDA was $186 million.
Full Year 2025 Results
•Consolidated contract sales were $1.8 billion.
•Net loss attributable to common stockholders was $308 million and diluted loss per share was $8.84. Results reflect full year modernization expenses, restructuring costs, and $577 million of non-cash impairment charges.
•Adjusted net income attributable to common stockholders was $276 million and adjusted diluted earnings per share was $7.16.
•Adjusted EBITDA was $751 million.
•Returned $171 million to shareholders in dividends and share repurchases.
•The Company provides full year 2026 guidance.
“Our fourth quarter Adjusted EBITDA was towards the high end of our guidance,” said Matt Avril, Chief Executive Officer. “We have great hospitality brands, exceptional resorts in premier locations, and substantial recurring revenue. As we enter 2026, we have a clear focus on profitability, cost discipline, capital allocation, inventory reduction, and improved cash flow generation from operations and dispositions. We are moving with urgency, making the required difficult decisions to strengthen the long‑term trajectory of the business. With the recent addition of Mike Flaskey as President and Chief Operating Officer, we expect to accelerate the focus and ultimately the results in our operations.”
In the tables below “*” denotes non-GAAP financial measures. Please see “Non-GAAP Financial Measures” for additional information about our reasons for providing these alternative financial measures and limitations on their use. Additionally, in the tables below “†” denotes prior year

Marriott Vacations Worldwide Reports Fourth Quarter 2025 Financial Results / 2
amounts that have been reclassified to conform with our current year presentation and “NM” means not meaningful. Please see “Non-GAAP Financial Measures” for additional information.
Vacation Ownership

	Three Months Ended
(In millions, except volume per guest (“VPG”) and tours)	December 31, 2025	December 31, 2024	Change
Revenues excluding cost reimbursements	$792	$817	(3%)
Consolidated contract sales	$458	$477	(4%)
VPG	$3,894	$3,916	(1%)
Tours	109,965	113,828	(3%)
Segment financial results attributable to common stockholders	$(187)	$172	NM
Segment margin	(23.6%)	21.0%	NM
Segment Adjusted EBITDA*†	$221	$222	(1%)
Segment Adjusted EBITDA margin*†	27.9%	27.2%	70 bps
Consolidated contract sales declined year-over-year due to lower tours and a 60 basis point decline in VPG. Sales reserve was 12.7% of contract sales, net of resales, and delinquencies declined on a year-over-year basis for the fourth quarter in a row. Segment Adjusted EBITDA decreased compared to the prior year driven by lower development and rental profit partially offset by higher resort management and financing profit.
Exchange & Third-Party Management

(In millions, except total active Interval International members and average revenue per member)	Three Months Ended
	December 31, 2025	December 31, 2024	Change
Revenues excluding cost reimbursements	$47	$49	(5%)
Total active Interval International members (000's)(1)	1,507	1,546	(2%)
Average revenue per Interval International member	$35.30	$35.36	0%
Segment financial results attributable to common stockholders	$(165)	$14	NM
Segment margin	(349.0%)	26.5%	NM
Segment Adjusted EBITDA*	$19	$22	(13%)
Segment Adjusted EBITDA margin*†	40.6%	44.4%	(380 bps)

(1) Includes members at the end of each period.
Revenues excluding cost reimbursements and Segment Adjusted EBITDA decreased year-over-year due to lower exchange and Getaway revenue at Interval International.
Corporate and Other
General and administrative costs increased $8 million in the fourth quarter of 2025 compared to the prior year.
Balance Sheet and Liquidity
The Company had $3.5 billion of corporate debt and $2.1 billion of non-recourse debt related to its securitized vacation ownership notes receivable at the end of 2025. Liquidity was $1.4 billion including $406 million of cash and cash equivalents and $787 million of available capacity under the Company’s revolving corporate credit facility. Pro-forma for the repayment of $575 million of convertible debt in January 2026, liquidity was $794 million. The Company also had $916 million of inventory at the end of the quarter, including $224 million classified as a component of Property and equipment.

Marriott Vacations Worldwide Reports Fourth Quarter 2025 Financial Results / 3
During the fourth quarter of 2025, the Company completed its second securitization of 2025, issuing $470 million of vacation ownership notes with a gross advance rate of 98% and a blended interest rate of 4.62%.
Impairment
During the fourth quarter, the Company performed a comprehensive review of its business and recorded a $546 million non‑cash impairment charge:
•$175 million related to inventory, property and equipment, and other assets associated with future phases of existing projects in North America the Company does not expect to build, as well as inventory associated with its Legacy-Welk business, and $27 million for the impairment of vacation ownership units in Khao Lak, Thailand due to the strategy change in Asia Pacific;
•$160 million to write down the value of real estate assets identified for disposition; and
•$184 million primarily to write down goodwill and intangibles related to its previous acquisition of ILG.
Subsequent Events
In January 2026, the Company repaid $575 million of maturing convertible debt using available cash and revolver borrowings. The Company also sold the Westin Resort & Spa in Cancun in January 2026 for $50 million. In connection with the sale, the Company agreed to acquire 64 timeshare units co-located with the Marriott Puerto Vallarta Resort & Spa when construction is complete in late 2028 for $46 million.
Full Year 2026 Outlook
During the first quarter of 2026, the Company began including interest expense associated with its warehouse credit facility borrowings as a component of consumer financing interest expense. The change will not impact the Company’s 2026 reported net income attributable to common stockholders but will reduce its Adjusted EBITDA by $10 to $15 million. The change will not have an impact on Adjusted net income attributable to common stockholders or Adjusted free cash flow.
The Company is providing guidance for the full year 2026 as reflected in the chart below.

(in millions, except per share amounts)	2026 Guidance
Contract sales	$1,745	to	$1,815
Adjusted EBITDA*	$755	to	$780
Adjusted net income attributable to common stockholders	$255	to	$285
Adjusted earnings per share - diluted*	$7.05	to	$7.80
Adjusted free cash flow*	$375	to	$425
The guidance provided above excludes impacts from asset sales, foreign currency changes, restructuring costs, litigation charges, modernization costs, transaction and integration costs, and impairments, each of which the Company cannot forecast with sufficient accuracy to factor them into the guidance provided above and without unreasonable efforts, and which may be significant. As a result, the full year 2026 outlook is presented only on a non-GAAP basis and is not reconciled to the most comparable GAAP measures. Where one or more of the currently unavailable items is applicable, some items could be material, individually or in the aggregate, to GAAP reported results.

Marriott Vacations Worldwide Reports Fourth Quarter 2025 Financial Results / 4
The Company’s 2026 guidance is based on the following supplemental estimates:

($ in millions)	2026 Guidance
Interest expense, net	$184	to	$179
Depreciation and amortization	$150	to	$148
Tax rate used to calculate adjusted net income attributable to common stockholders	31%	to	29%
Non-GAAP Financial Information
Non-GAAP financial measures are reconciled and adjustments are shown and described in further detail in the Financial Schedules that follow. Please see “Non-GAAP Financial Measures” for additional information about our reasons for providing these alternative financial measures and limitations on their use. In addition to the foregoing non-GAAP financial measures, we present certain key metrics as performance measures which are further described in our most recent Annual Report on Form 10-K, and which may be updated in our periodic filings with the U.S. Securities and Exchange Commission.
Fourth Quarter 2025 Financial Results Conference Call
The Company will hold a conference call on February 26, 2026 at 8:00 a.m. ET to discuss these financial results and provide an update on business conditions. Participants may access the call by dialing (877) 407-8289 or (201) 689-8341 for international callers. A live webcast of the call will also be available in the Investor Relations section of the Company's website at ir.mvwc.com. An audio replay of the conference call will be available for 30 days on the Company’s website.
About Marriott Vacations Worldwide Corporation
Marriott Vacations Worldwide Corporation is a leading global vacation company that offers vacation ownership, exchange, rental and resort and property management, along with related businesses, products, and services. The Company has 120 vacation ownership resorts and approximately 700,000 owner families in a diverse portfolio that includes some of the most iconic vacation ownership brands. The Company also operates an exchange network and membership programs comprised of more than 3,200 affiliated resorts in over 90 countries and territories, and provides management services to other resorts and lodging properties. As a leader and innovator in the vacation industry, the Company upholds the highest standards of excellence in serving its customers, investors and associates while maintaining exclusive, long-term relationships with Marriott International, Inc. and an affiliate of Hyatt Hotels Corporation for the development, sales and marketing of vacation ownership products and services. For more information, please visit www.marriottvacationsworldwide.com.
The Company routinely posts important information, including news releases, announcements and other statements about its business and results of operations, that may be deemed material to investors on the Investor Relations section of the Company’s website, www.marriottvacationsworldwide.com. The Company uses its website as a means of disclosing material, nonpublic information and for complying with the Company’s disclosure obligations under Regulation FD. Investors should monitor the Investor Relations section of the Company’s website in addition to following the Company’s press releases, filings with the SEC, public conference calls and webcasts.

Marriott Vacations Worldwide Reports Fourth Quarter 2025 Financial Results / 5
Note on Forward-Looking Statements
This press release and accompanying schedules contain “forward-looking statements” within the meaning of federal securities laws, including statements about opportunities for growth, increased profitability, enhanced operational efficiencies, inventory, cash flows, estimated impacts of change in accounting for borrowings under the Company’s warehouse credit facility and cost savings and full year 2026 outlook for contract sales, results of operations and cash flow.
Forward-looking statements include all statements that are not historical facts and can be identified by the use of forward-looking terminology such as the words “believe,” “expect,” “plan,” “intend,” “anticipate,” “estimate,” “predict,” “potential,” “continue,” “may,” “might,” “should,” “could” or the negative of these terms or similar expressions. The Company cautions you that these statements are not guarantees of future performance and are subject to numerous and evolving risks and uncertainties that we may not be able to predict or assess, such as: uncertainty in the current global macroeconomic environment created by rapid governmental policy and regulatory changes, including those affecting international trade or travel; a future health crisis and responses to a health crisis, including possible quarantines or other government imposed travel or health-related restrictions and the effects of a health crisis, including the short and longer-term impact on consumer confidence and demand for travel and the pace of recovery following a health crisis; variations in demand for vacation ownership and exchange products and services; failure of vendors and other third parties to timely comply with their contractual obligations; worker absenteeism; price inflation; difficulties associated with implementing new or maintaining existing technologies; the ability to use artificial intelligence (“AI”) technologies successfully and potential business, compliance, or reputational risks associated with the use of AI technologies; changes in privacy and other laws and regulations affecting our business; the impact of a future banking crisis; impacts from natural or man-made disasters; delinquency and default rates; global supply chain disruptions; volatility in the international and national economy and credit markets, including as a result of the ongoing conflicts between Russia and Ukraine, Israel and Hamas, and elsewhere in the world and related sanctions and other measures; our ability to attract and retain our global workforce; competitive conditions; the availability of capital to finance growth; the impact of changes in interest rates; the effects of steps we have taken and may continue to take to reduce operating costs and accelerate growth and profitability; political or social strife; and other matters referred to under the heading “Risk Factors” in our most recent Annual Report on Form 10-K, and which may be updated in our future periodic filings with the U.S. Securities and Exchange Commission.
All forward-looking statements in this press release are made as of the date of this press release and the Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by law. There may be other risks and uncertainties that we cannot predict at this time or that we currently do not expect will have a material adverse effect on our financial position, results of operations or cash flows. Any such risks could cause our results to differ materially from those we express in forward-looking statements.
Financial Schedules Follow

MARRIOTT VACATIONS WORLDWIDE CORPORATION
FINANCIAL SCHEDULES
QUARTER 4, 2025

MARRIOTT VACATIONS WORLDWIDE CORPORATION
SUMMARY FINANCIAL INFORMATION
(In millions, except per share amounts)
(Unaudited)

	Three Months Ended		Change	Fiscal Year Ended		Change
	December 31, 2025	December 31, 2024		December 31, 2025	December 31, 2024
GAAP Measures
Revenues	$1,323	$1,327	0%	$5,032	$4,967	1%
Revenues excluding cost reimbursements	$856	$880	(3%)	$3,334	$3,278	2%
(Loss) income before income taxes and noncontrolling interests	$(496)	$59	NM	$(299)	$306	NM
Net (loss) income attributable to common stockholders	$(431)	$50	NM	$(308)	$218	NM
Diluted shares	34.7	42.1	(18%)	34.9	42.1	(17%)
(Loss) Earnings per share - diluted	$(12.43)	$1.30	NM	$(8.84)	$5.61	NM

Non-GAAP Measures*
Adjusted EBITDA†	$186	$191	(3%)	$751	$736	2%
Adjusted pretax income†	$95	$105	(10%)	$389	$392	(1%)
Adjusted net income attributable to common stockholders†	$68	$78	(14%)	$276	$264	4%
Adjusted earnings per share - diluted†	$1.86	$1.98	(6%)	$7.16	$6.72	7%
OPERATING METRICS
(Contract sales in millions)

	Three Months Ended		Change	Fiscal Year Ended		Change
	December 31, 2025	December 31, 2024		December 31, 2025	December 31, 2024
Vacation Ownership
Contract sales	$458	$477	(4%)	$1,762	$1,813	(3%)
VPG	$3,894	$3,916	(1%)	$3,794	$3,911	(3%)
Tours	109,965	113,828	(3%)	431,974	432,716	0%
Exchange & Third-Party Management
Total active Interval International members (000's)(1)	1,507	1,546	(2%)	1,507	1,546	(2%)
Average revenue per Interval International member	$35.30	$35.36	0%	$150.51	$154.34	(2%)

* Denotes non-GAAP financial measures. Please see “Non-GAAP Financial Measures” for additional information about our reasons for providing these alternative financial measures and limitations on their use.

† Prior year amounts have been reclassified to conform with our current year presentation. Please see “Non-GAAP Financial Measures” for additional information.

(1) Includes members at the end of each period.

NM = Not meaningful

MARRIOTT VACATIONS WORLDWIDE CORPORATION
CONSOLIDATED STATEMENTS OF INCOME
(In millions, except per share amounts)

	Three Months Ended		Fiscal Year Ended
	December 31, 2025	December 31, 2024	December 31, 2025	December 31, 2024
REVENUES
Sale of vacation ownership products	$381	$400	$1,464	$1,448
Management and exchange	212	210	860	843
Rental	171	183	650	645
Financing	92	87	360	342
Cost reimbursements	467	447	1,698	1,689
TOTAL REVENUES	1,323	1,327	5,032	4,967
EXPENSES
Cost of vacation ownership products	49	55	184	200
Marketing and sales	238	242	943	919
Management and exchange	120	124	476	482
Rental	146	150	523	481
Financing	39	40	150	146
Royalty fee	28	29	113	114
General and administrative†	67	59	242	237
Depreciation and amortization	35	37	149	146
Litigation charges†	1	7	17	23
Modernization†	25	4	122	4
Restructuring†	13	2	15	6
Impairment	546	28	577	30
Cost reimbursements	467	447	1,698	1,689
TOTAL EXPENSES	1,774	1,224	5,209	4,477
(Losses) gains and other (expense) income, net	(1)	(3)	47	(1)
Interest expense, net	(44)	(39)	(169)	(162)
Transaction and integration costs	—	—	—	(18)
Other	—	(2)	—	(3)
(LOSS) INCOME BEFORE INCOME TAXES AND NONCONTROLLING INTERESTS	(496)	59	(299)	306
Benefit from (provision for) income taxes	65	(10)	(8)	(89)
NET (LOSS) INCOME	(431)	49	(307)	217
Net loss (income) attributable to noncontrolling interests	—	1	(1)	1
NET (LOSS) INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(431)	$50	$(308)	$218

(LOSS) EARNINGS PER SHARE ATTRIBUTABLE TO COMMON STOCKHOLDERS
Basic shares	34.7	35.2	34.9	35.4
Basic	$(12.43)	$1.42	$(8.84)	$6.16
Diluted shares	34.7	42.1	34.9	42.1
Diluted	$(12.43)	$1.30	$(8.84)	$5.61

† Prior year amounts have been reclassified to conform with our current year presentation. Please see “Non-GAAP Financial Measures” for additional information.

MARRIOTT VACATIONS WORLDWIDE CORPORATION
ADJUSTED NET INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS AND
ADJUSTED EARNINGS PER SHARE - DILUTED
(In millions, except per share amounts)

	Three Months Ended		Twelve Months Ended
	December 31, 2025	December 31, 2024	December 31, 2025	December 31, 2024
Net (loss) income attributable to common stockholders	$(431)	$50	$(308)	$218
(Benefit from) provision for income taxes	(65)	10	8	89
(Loss) income before income taxes attributable to common stockholders	(496)	60	(300)	307
Certain items:
Gain on disposition of hotel, land, and other	—	(6)	—	(8)
Foreign currency translation loss (gain)	1	13	(22)	13
Insurance proceeds	—	(5)	(16)	(5)
Change in indemnification asset	—	1	(4)	5
Change in estimates relating to pre-acquisition contingencies	—	—	(2)	(4)
Other	—	—	(3)	—
Losses (gains) and other expense (income), net	1	3	(47)	1
Transaction and integration costs	—	—	—	18
Purchase accounting adjustments	—	—	—	1
Litigation charges†	1	7	17	23
Modernization†	25	4	122	4
Restructuring†	13	2	15	6
Impairment	546	28	577	30
Other	5	1	5	2
Adjusted pretax income*†	95	105	389	392
Benefit from (provision for) income taxes	(27)	(27)	(113)	(128)
Adjusted net income attributable to common stockholders*†	$68	$78	$276	$264

Diluted shares	38.6	42.1	41.1	42.1
Adjusted earnings per share - Diluted*†	$1.86	$1.98	$7.16	$6.72

* Denotes non-GAAP financial measures. Please see “Non-GAAP Financial Measures” for additional information about our reasons for providing these alternative financial measures and limitations on their use.

† Prior year amounts have been reclassified to conform with our current year presentation. Please see “Non-GAAP Financial Measures” for additional information.

MARRIOTT VACATIONS WORLDWIDE CORPORATION
ADJUSTED EBITDA
(In millions)

	Three Months Ended		Twelve Months Ended
	December 31, 2025	December 31, 2024	December 31, 2025	December 31, 2024
Net (loss) income attributable to common stockholders	$(431)	$50	$(308)	$218
Interest expense, net	44	39	169	162
(Benefit from) provision for income taxes	(65)	10	8	89
Depreciation and amortization	35	37	149	146
Share-based compensation	10	9	38	33
Amortization of cloud computing software implementation costs†	2	1	6	3
Certain items:
Gain on disposition of hotel, land, and other	—	(6)	—	(8)
Foreign currency translation loss (gain)	1	13	(22)	13
Insurance proceeds	—	(5)	(16)	(5)
Change in indemnification asset	—	1	(4)	5
Change in estimates relating to pre-acquisition contingencies	—	—	(2)	(4)
Other	—	—	(3)	—
Losses (gains) and other expense (income), net	1	3	(47)	1
Transaction and integration costs	—	—	—	18
Purchase accounting adjustments	—	—	—	1
Litigation charges†	1	7	17	23
Modernization†	25	4	122	4
Restructuring†	13	2	15	6
Impairment	546	28	577	30
Other	5	1	5	2
Adjusted EBITDA*†	$186	$191	$751	$736
Adjusted EBITDA Margin*†	21.7%	21.7%	22.5%	22.5%

* Denotes non-GAAP financial measures. Please see “Non-GAAP Financial Measures” for additional information about our reasons for providing these alternative financial measures and limitations on their use.

† Prior year amounts have been reclassified to conform with our current year presentation. Please see “Non-GAAP Financial Measures” for additional information.

MARRIOTT VACATIONS WORLDWIDE CORPORATION
(In millions)
(Unaudited)
VACATION OWNERSHIP SEGMENT ADJUSTED EBITDA

	Three Months Ended		Twelve Months Ended
	December 31, 2025	December 31, 2024	December 31, 2025	December 31, 2024
Segment financial results attributable to common stockholders	$(187)	$172	$345	$703
Depreciation and amortization	26	25	106	100
Share-based compensation	2	2	9	8
Amortization of cloud computing software implementation costs†	2	1	5	3
Certain items:
Gain on disposition of hotel, land, and other	—	(6)	—	(7)
Insurance proceeds	—	(5)	(15)	(5)
Change in estimates relating to pre-acquisition contingencies	—	—	(2)	(4)
Other	—	—	(1)	—
Gains and other income, net	—	(11)	(18)	(16)
Purchase accounting adjustments	—	—	—	1
Litigation charges	1	3	11	18
Modernization	(2)	—	—	—
Restructuring	15	—	15	1
Impairment	364	28	395	28
Other	—	2	—	2
Segment Adjusted EBITDA*†	$221	$222	$868	$848
Segment Adjusted EBITDA Margin*†	27.9%	27.2%	28.3%	28.2%
EXCHANGE & THIRD-PARTY MANAGEMENT SEGMENT ADJUSTED EBITDA

	Three Months Ended		Twelve Months Ended
	December 31, 2025	December 31, 2024	December 31, 2025	December 31, 2024
Segment financial results attributable to common stockholders	$(165)	$14	$(116)	$69
Depreciation and amortization	4	7	24	28
Share-based compensation	1	—	2	2
Certain items:
Gain on disposition of hotel, land, and other	—	—	—	(1)
Foreign currency translation loss	—	1	—	1
Other	—	—	(1)	—
Losses (gains) and other expense (income), net	—	1	(1)	—
Modernization	(1)	—	—	—
Restructuring	(2)	—	—	1
Impairment	182	—	182	2
Segment Adjusted EBITDA*	$19	$22	$91	$102
Segment Adjusted EBITDA Margin*†	40.6%	44.4%	44.6%	46.1%

* Denotes non-GAAP financial measures. Please see “Non-GAAP Financial Measures” for additional information about our reasons for providing these alternative financial measures and limitations on their use.

† Prior year amounts have been reclassified to conform with our current year presentation. Please see “Non-GAAP Financial Measures” for additional information.

MARRIOTT VACATIONS WORLDWIDE CORPORATION
CONSOLIDATED CONTRACT SALES TO ADJUSTED DEVELOPMENT PROFIT
(In millions)
(Unaudited)

	Three Months Ended		Fiscal Year Ended
	December 31, 2025	December 31, 2024	December 31, 2025	December 31, 2024
Consolidated contract sales	$458	$477	$1,762	$1,813
Less resales contract sales	(6)	(9)	(29)	(38)
Consolidated contract sales, net of resales	452	468	1,733	1,775
Plus:
Settlement revenue	11	11	41	38
Resales revenue	3	3	16	19
Revenue recognition adjustments:
Reportability	(1)	2	1	(2)
Sales reserve(1)	(57)	(56)	(222)	(278)
Other(2)	(27)	(28)	(105)	(104)
Sale of vacation ownership products	381	400	1,464	1,448
Less:
Cost of vacation ownership products(3)	(49)	(55)	(184)	(200)
Marketing and sales	(238)	(242)	(943)	(919)
Development Profit	$94	$103	$337	$329
Development profit margin	24.7%	25.7%	23.0%	22.7%

(1) Reflects increase in the Company’s sales reserve of $70 million recorded in the second quarter of 2024.

(2) Adjustment for sales incentives that will not be recognized as Sale of vacation ownership products revenue and other adjustments to Sale of vacation ownership products revenue.

(3) Reflects $13 million of lower product cost associated with the additional sales reserve recorded in the second quarter of 2024.

MARRIOTT VACATIONS WORLDWIDE CORPORATION
SUPPLEMENTAL INFORMATION
(In millions and Unaudited)

	Three Months Ended
	December 31, 2025	December 31, 2024	Change
DEVELOPMENT PROFIT
Sale of vacation ownership products revenue	$381	$400	(5%)
Cost of vacation ownership products expense	(49)	(55)	11%
Marketing and sales expense	(238)	(242)	2%
Development Profit	94	103	(8%)
Development Profit Margin	24.7%	25.7%	(100 bps)
0
MANAGEMENT AND EXCHANGE PROFIT
Vacation Ownership Segment	155	155	0%
Exchange & Third-Party Management Segment	40	41	(4%)
Corporate and Other(1)	17	14	18%
Management and Exchange Revenue	212	210	1%
Vacation Ownership Segment	(71)	(77)	8%
Exchange & Third-Party Management Segment	(29)	(27)	(1%)
Corporate and Other(1)	(20)	(20)	0%
Management and Exchange Expense	(120)	(124)	5%
Management and Exchange Profit	92	86	9%
Management and Exchange Profit Margin	44.0%	40.8%	320 bps
0
RENTAL PROFIT
Vacation Ownership Segment	164	175	(6%)
Exchange & Third-Party Management Segment	7	8	(11%)
Corporate and Other(1)	—	—	NM
Rental Revenue	171	183	(7%)
Vacation Ownership Segment	(150)	(155)	3%
Exchange & Third-Party Management Segment	—	—	NM
Corporate and Other(1)	4	5	(33%)
Rental Expense	(146)	(150)	2%
Rental Profit	25	33	(26%)
Rental Profit Margin	14.2%	17.8%	(360 bps)

FINANCING PROFIT
Financing Revenue	92	87	5%
Financing Expense	(39)	(40)	2%
Financing Profit	53	47	10%
Financing Profit Margin	57.3%	54.4%	290 bps

OTHER
General and administrative	(67)	(59)	(12%)
Royalty fee	(28)	(29)	0%
Other†(2)	17	10	63%
ADJUSTED EBITDA* †	$186	$191	(3%)
Adjusted EBITDA Margin†	21.7%	21.7%	0 bps

* Denotes non-GAAP financial measures. Please see “Non-GAAP Financial Measures” for additional information about our reasons for providing these alternative financial measures and limitations on their use.

† Prior year amounts have been reclassified to conform with our current year presentation. Please see “Non-GAAP Financial Measures” for additional information.

(1) Amounts included in Corporate and other represent the impact of the consolidation of certain owners’ associations under the Financial Accounting Standards Board Accounting Standard Codification Topic 810, “Consolidation,” and represents the portion attributable to individual or third-party vacation ownership interest owners.

(2) Includes share-based compensation, amortization of cloud computing software implementation costs, net income or loss attributable to noncontrolling interests, and other.

NM = Not meaningful

MARRIOTT VACATIONS WORLDWIDE CORPORATION
SUPPLEMENTAL INFORMATION
(In millions and Unaudited)

	Fiscal Year Ended
	December 31, 2025	December 31, 2024	Change
DEVELOPMENT PROFIT
Sale of vacation ownership products revenue	$1,464	$1,448	1%
Cost of vacation ownership products expense	(184)	(200)	8%
Marketing and sales expense	(943)	(919)	(3%)
Development Profit	337	329	2%
Development Profit Margin	23.0%	22.7%	30 bps

MANAGEMENT AND EXCHANGE PROFIT
Vacation Ownership Segment	633	612	3%
Exchange & Third-Party Management Segment	170	182	(7%)
Corporate and Other(1)	57	49	16%
Management and Exchange Revenue	860	843	2%
Vacation Ownership Segment	(291)	(293)	1%
Exchange & Third-Party Management Segment	(117)	(122)	4%
Corporate and Other(1)	(68)	(67)	(1%)
Management and Exchange Expense	(476)	(482)	1%
Management and Exchange Profit	384	361	6%
Management and Exchange Profit Margin	44.7%	42.8%	190 bps

RENTAL PROFIT
Vacation Ownership Segment	615	605	2%
Exchange & Third-Party Management Segment	35	40	(12%)
Corporate and Other(1)	—	—	NM
Rental Revenue	650	645	1%
Vacation Ownership Segment	(537)	(498)	(8%)
Exchange & Third-Party Management Segment	—	—	NM
Corporate and Other(1)	14	17	(19%)
Rental Expense	(523)	(481)	(9%)
Rental Profit	127	164	(22%)
Rental Profit Margin	19.5%	25.3%	(580 bps)

FINANCING PROFIT
Financing Revenue	360	342	5%
Financing Expense	(150)	(146)	(3%)
Financing Profit	210	196	7%
Financing Profit Margin	58.3%	57.4%	90 bps

OTHER
General and administrative	(242)	(237)	(2%)
Royalty fee	(113)	(114)	1%
Other†(2)	48	37	32%
ADJUSTED EBITDA* †	$751	$736	2%
Adjusted EBITDA Margin†	22.5%	22.5%	0 bps

* Denotes non-GAAP financial measures. Please see “Non-GAAP Financial Measures” for additional information about our reasons for providing these alternative financial measures and limitations on their use.

† Prior year amounts have been reclassified to conform with our current year presentation. Please see “Non-GAAP Financial Measures” for additional information.

(1) Amounts included in Corporate and other represent the impact of the consolidation of certain owners’ associations under the Financial Accounting Standards Board Accounting Standard Codification Topic 810, “Consolidation,” and represents the portion attributable to individual or third-party vacation ownership interest owners.

(2) Includes share-based compensation, amortization of cloud computing software implementation costs, net income or loss attributable to noncontrolling interests, and other.

NM = Not meaningful

MARRIOTT VACATIONS WORLDWIDE CORPORATION
SUPPLEMENTAL INFORMATION - MANAGEMENT AND EXCHANGE REVENUE
(In millions and Unaudited)

	Three Months Ended
	December 31, 2025	December 31, 2024	Change
ANCILLARY REVENUE
Vacation Ownership Segment	$64	$63	1%
Exchange & Third-Party Management Segment	—	1	14%
Corporate and Other(1)	—	—	NM
Ancillary Revenue	64	64	1%

MANAGEMENT FEE REVENUE
Vacation Ownership Segment	55	52	6%
Exchange & Third-Party Management Segment	2	2	(26%)
Corporate and Other(1)	(1)	(2)	69%
Management Fee Revenue	56	52	8%

EXCHANGE AND OTHER SERVICES REVENUE
Vacation Ownership Segment	36	40	(7%)
Exchange & Third-Party Management Segment	38	38	(3%)
Corporate and Other(1)	18	16	5%
Exchange and Other Services Revenue	92	94	(3%)

TOTAL MANAGEMENT AND EXCHANGE REVENUE	$212	$210	1%

(1) Amounts included in Corporate and other represent the impact of the consolidation of certain owners’ associations under the Financial Accounting Standards Board Accounting Standard Codification Topic 810, “Consolidation,” and represents the portion attributable to individual or third-party vacation ownership interest owners.

MARRIOTT VACATIONS WORLDWIDE CORPORATION
SUPPLEMENTAL INFORMATION - MANAGEMENT AND EXCHANGE REVENUE
(In millions and Unaudited)

	Fiscal Year Ended
	December 31, 2025	December 31, 2024	Change
ANCILLARY REVENUE
Vacation Ownership Segment	$273	$266	2%
Exchange & Third-Party Management Segment	3	4	(8%)
Corporate and Other(1)	—	—	NM
Ancillary Revenue	276	270	2%

MANAGEMENT FEE REVENUE
Vacation Ownership Segment	221	207	7%
Exchange & Third-Party Management Segment	8	12	(31%)
Corporate and Other(1)	(3)	(5)	46%
Management Fee Revenue	226	214	6%

EXCHANGE AND OTHER SERVICES REVENUE
Vacation Ownership Segment	139	139	0%
Exchange & Third-Party Management Segment	159	166	(5%)
Corporate and Other(1)	60	54	10%
Exchange and Other Services Revenue	358	359	(1%)

TOTAL MANAGEMENT AND EXCHANGE REVENUE	$860	$843	2%

(1) Amounts included in Corporate and other represent the impact of the consolidation of certain owners’ associations under the Financial Accounting Standards Board Accounting Standard Codification Topic 810, “Consolidation,” and represents the portion attributable to individual or third-party vacation ownership interest owners.

MARRIOTT VACATIONS WORLDWIDE CORPORATION
(In millions)
(unaudited)
CASH FLOW AND ADJUSTED FREE CASH FLOW

	Fiscal Year
CASH FLOW	2025	2024
Cash, cash equivalents, and restricted cash provided by (used in):
Operating activities	$28	$205
Investing activities	(70)	(115)
Financing activities	241	(132)
Effect of changes in exchange rates on cash, cash equivalents, and restricted cash	6	(4)
Net change in cash, cash equivalents, and restricted cash	$205	$(46)

Cash, cash equivalents, and restricted cash provided by operating activities	$28	$205
Capital expenditures for property and equipment (excluding inventory)	(57)	(57)
Borrowings from securitizations, net of repayments	10	42
Securitized debt issuance costs	(13)	(13)
Free cash flow*	(32)	177
Adjustments:
Capital expenditures(1)	1	7
Modernization costs†(2)	76	2
Restructuring, transaction, integration, and other costs†(3)	22	18
Decrease (increase) in restricted cash	4	(5)
Net change in borrowings available from the securitization of eligible vacation ownership notes receivable(4)	74	68
Insurance proceeds(5)	(14)	(4)
Litigation charges†(6)	14	22
Adjusted free cash flow*†	$145	$285

* Denotes non-GAAP financial measures. Please see “Non-GAAP Financial Measures” for additional information about our reasons for providing these alternative financial measures and limitations on their use.

† Prior year amounts have been reclassified to conform with our current year presentation. Please see “Non-GAAP Financial Measures” for additional information.

(1) Represents adjustment to exclude certain capital expenditures.

(2) Represents adjustment to exclude the after-tax impact of modernization costs.

(3) Represents adjustment to exclude the after-tax impact of business restructuring costs, transaction and integration costs, primarily in connection with the Welk Acquisition, and other miscellaneous items.

(4) Represents the net change in borrowings available from the securitization of eligible vacation ownership notes receivable compared to the prior year end.

(5) Represents adjustment to exclude the after-tax impact of insurance proceeds.

(6) Represents adjustment to exclude the after-tax impact of litigation charges.

MARRIOTT VACATIONS WORLDWIDE CORPORATION
CONSOLIDATED BALANCE SHEETS
FISCAL YEAR-END 2025 AND 2024
(In millions, except share and per share data)

	2025	2024
ASSETS
Cash and cash equivalents	$406	$197
Restricted cash (including $81 and $82 from VIEs, respectively)	327	331
Accounts and contracts receivable, net (including $15 and $16 from VIEs, respectively)	428	387
Vacation ownership notes receivable, net (including $1,900 and $1,917 from VIEs, respectively)	2,565	2,440
Inventory	692	735
Property and equipment, net	950	1,170
Goodwill	2,958	3,117
Intangibles, net	711	790
Other (including $168 and $131 from VIEs, respectively)	720	641
TOTAL ASSETS	$9,757	$9,808

LIABILITIES AND EQUITY
Accounts payable	$358	$343
Advance deposits	163	162
Accrued liabilities (including $4 and $4 from VIEs, respectively)	376	384
Deferred revenue and other	371	354
Payroll and benefits liability	218	220
Deferred compensation liability	225	195
Securitized debt, net (including $2,173 and $2,163 from VIEs, respectively)	2,146	2,136
Debt, net	3,534	3,089
Other	142	139
Deferred taxes	231	345
TOTAL LIABILITIES	7,764	7,367
Preferred stock — $0.01 par value; 2,000,000 shares authorized; none issued or outstanding	—	—
Common stock — $0.01 par value; 100,000,000 shares authorized; 75,891,531 and 75,852,678 shares issued, respectively	1	1
Treasury stock — at cost; 41,767,498 and 40,974,753 shares, respectively	(2,427)	(2,378)
Additional paid-in capital	3,996	3,975
Accumulated other comprehensive income	(11)	(8)
Retained earnings	434	852
TOTAL MVW STOCKHOLDERS' EQUITY	1,993	2,442
Noncontrolling interests	—	(1)
TOTAL EQUITY	1,993	2,441
TOTAL LIABILITIES AND EQUITY	$9,757	$9,808
The abbreviation VIEs above means Variable Interest Entities.

MARRIOTT VACATIONS WORLDWIDE CORPORATION
CONSOLIDATED STATEMENTS OF CASH FLOWS
FISCAL YEARS 2025 AND 2024
(In millions)

	2025	2024
OPERATING ACTIVITIES
Net (loss) income	$(307)	$217
Adjustments to reconcile net (loss) income to net cash, cash equivalents, and restricted cash provided by operating activities:
Depreciation and amortization of intangibles	149	146
Amortization of debt discount and issuance costs	24	26
Vacation ownership notes receivable reserve	222	279
Share-based compensation	38	33
Impairment	577	30
Gains and other income, net	—	(5)
Foreign currency remeasurement (gain) loss	(22)	13
Deferred income taxes	(103)	38
Net change in assets and liabilities:
Accounts and contracts receivable	(40)	(16)
Vacation ownership notes receivable originations	(1,030)	(1,015)
Vacation ownership notes receivable collections	679	632
Inventory	27	(33)
Other assets	(56)	(23)
Accounts payable, advance deposits and accrued liabilities	(5)	9
Deferred revenue and other	15	(27)
Payroll and benefit liabilities	(2)	16
Deferred compensation liability	7	11
Other liabilities	(3)	(109)
Purchase and development of property for future transfer to inventory	(140)	(10)
Other, net	(2)	(7)
Net cash, cash equivalents, and restricted cash provided by operating activities	28	205
INVESTING ACTIVITIES
Capital expenditures for property and equipment (excluding inventory)	(57)	(57)
Purchase of company owned life insurance	(16)	(16)
Purchase and development of property for future sale	—	(50)
Dispositions, net	3	8
Net cash, cash equivalents, and restricted cash used in investing activities	(70)	(115)
Continued

MARRIOTT VACATIONS WORLDWIDE CORPORATION
CONSOLIDATED STATEMENTS OF CASH FLOWS (CONTINUED)
FISCAL YEARS 2025 AND 2024
(In millions)

	2025	2024
FINANCING ACTIVITIES
Borrowings from securitization transactions	1,397	1,324
Repayment of debt related to securitization transactions	(1,387)	(1,282)
Proceeds from debt	1,740	2,135
Repayments of debt	(1,298)	(2,107)
Finance lease payment	(7)	(6)
Payment of debt and securitized debt issuance costs	(26)	(25)
Repurchase of common stock	(61)	(56)
Payment of dividends	(110)	(107)
Payment of withholding taxes on vesting of restricted stock units	(7)	(8)
Net cash, cash equivalents, and restricted cash provided by (used in) financing activities	241	(132)
Effect of changes in exchange rates on cash, cash equivalents, and restricted cash	6	(4)
Change in cash, cash equivalents, and restricted cash	205	(46)
Cash, cash equivalents, and restricted cash, beginning of year	528	574
Cash, cash equivalents, and restricted cash, end of year	$733	$528

MARRIOTT VACATIONS WORLDWIDE CORPORATION
2026 ADJUSTED FREE CASH FLOW OUTLOOK
(In millions)

	Fiscal Year 2026
	Low	High
Adjusted EBITDA*	$755	$780
Cash interest	(170)	(165)
Cash taxes	(115)	(120)
Corporate capital expenditures	(65)	(80)
Inventory	—	15
Financing activity and other	(30)	(5)
Adjusted free cash flow*	$375	$425

The guidance provided above excludes impacts from asset sales, foreign currency changes, restructuring costs, litigation charges, modernization costs, transaction and integration costs, and impairments, each of which the Company cannot forecast with sufficient accuracy to factor them into the guidance provided above and without unreasonable efforts, and which may be significant. As a result, the full year 2026 adjusted free cash flow outlook is presented only on a non-GAAP basis and is not reconciled to the most comparable GAAP measures. Where one or more of the currently unavailable items is applicable, some items could be material, individually or in the aggregate, to GAAP reported results.

* Denotes non-GAAP financial measures. Please see “Non-GAAP Financial Measures” for additional information about our reasons for providing these alternative financial measures and limitations on their use.

MARRIOTT VACATIONS WORLDWIDE CORPORATION
QUARTERLY OPERATING METRICS
(Contract sales in millions)

	Year	Quarter Ended				Full Year
		March 31	June 30	September 30	December 31
Vacation Ownership
Consolidated contract sales
	2025	$420	$445	$439	$458	$1,762
	2024	$428	$449	$459	$477	$1,813
	2023	$434	$453	$438	$447	$1,772

VPG
	2025	$3,979	$3,631	$3,700	$3,894	$3,794
	2024	$4,129	$3,741	$3,888	$3,916	$3,911
	2023	$4,358	$3,968	$4,055	$4,002	$4,088

Tours
	2025	97,998	114,402	109,609	109,965	431,974
	2024	96,579	111,752	110,557	113,828	432,716
	2023	92,890	106,746	100,609	105,580	405,825

Exchange & Third-Party Management
Total active Interval International members (000's)(1)
	2025	1,538	1,507	1,499	1,507	1,507
	2024	1,566	1,530	1,545	1,546	1,546
	2023	1,568	1,566	1,571	1,564	1,564

Average revenue per Interval International member
	2025	$39.94	$37.40	$37.91	$35.30	$150.51
	2024	$41.74	$38.30	$38.93	$35.36	$154.34
	2023	$42.07	$39.30	$39.15	$36.16	$156.65

(1) Includes members at the end of each period.

MARRIOTT VACATIONS WORLDWIDE CORPORATION
NON-GAAP FINANCIAL MEASURES
In our press release and schedules, and on the related conference call, we report certain financial measures that are not prescribed by GAAP. We discuss our reasons for reporting these non-GAAP financial measures below, and the financial schedules included herein reconcile the most directly comparable GAAP financial measure to each non-GAAP financial measure that we report (identified by an asterisk (“*”) on the preceding pages). Although we evaluate and present these non-GAAP financial measures for the reasons described below, please be aware that these non-GAAP financial measures have limitations and should not be considered in isolation or as a substitute for revenues, net income or loss attributable to common stockholders, earnings or loss per share or any other comparable operating measure prescribed by GAAP. In addition, other companies in our industry may calculate these non-GAAP financial measures differently than we do or may not calculate them at all, limiting their usefulness as comparative measures.
Certain Items Excluded from Non-GAAP Financial Measures
We evaluate non-GAAP financial measures, including those identified by an asterisk (“*”) on the preceding pages, that exclude certain items as further described in the financial schedules included herein, and believe these measures provide useful information to investors because these non-GAAP financial measures allow for period-over-period comparisons of our ongoing core operations before the impact of these items. These non-GAAP financial measures also facilitate the comparison of results from our ongoing core operations before these items with results from other companies.
Adjusted Development Profit and Adjusted Development Profit Margin
We evaluate Adjusted development profit (Adjusted sale of vacation ownership products, net of expenses) and Adjusted development profit margin as indicators of operating performance. Adjusted development profit margin is calculated by dividing Adjusted development profit by revenues from the Sale of vacation ownership products. Adjusted development profit and Adjusted development profit margin adjust Sale of vacation ownership products revenues for the impact of revenue reportability, include corresponding adjustments to Cost of vacation ownership products associated with the change in revenues from the Sale of vacation ownership products, and may include adjustments for certain items as necessary. We evaluate Adjusted development profit and Adjusted development profit margin and believe they provide useful information to investors because they allow for period-over-period comparisons of our ongoing core operations before the impact of revenue reportability and certain items to our Development profit and Development profit margin.
Earnings Before Interest Expense, Taxes, Depreciation and Amortization (“EBITDA”) and Adjusted EBITDA
EBITDA, a financial measure that is not prescribed by GAAP, is defined as earnings, or net income or loss attributable to common stockholders, before interest expense, net (excluding consumer financing interest expense associated with term securitization transactions), income taxes, depreciation and amortization. Adjusted EBITDA reflects additional adjustments for certain items and excludes share-based compensation expense and amortization of cloud computing software implementation costs. Share-based compensation expense is excluded to address considerable variability among companies in recording compensation expense because companies use share-based payment awards differently, both in the type and quantity of awards granted.
During the first quarter of 2025, we began excluding Amortization of cloud computing software implementation costs, which are not included in depreciation and amortization expense, from Adjusted EBITDA for comparability purposes to address the considerable variability among companies in the utilization of productive assets, and have reclassified prior year amounts to conform with our current year presentation. Additionally, during the fourth quarter of and full year 2025, we reclassified $5 million and $6 million, respectively, of certain prior year amounts related to ongoing litigation from General and administrative expense to Litigation charges in order to conform with our current year presentation.
For purposes of our EBITDA and Adjusted EBITDA calculations, we do not adjust for consumer financing interest expense associated with term securitization transactions because we consider it to be an operating expense of our business. We consider Adjusted EBITDA to be an indicator of operating performance, which we use to measure our ability to service debt, fund capital expenditures, expand our business, and return cash to stockholders. We also use Adjusted EBITDA, as do analysts, lenders, investors and others, because this measure excludes certain items that can vary widely across different industries or among companies within the same industry. For example, interest expense can be dependent on a company’s capital structure, debt levels and credit ratings. Accordingly, the impact of interest expense on earnings can vary significantly among companies. The tax positions of companies can also vary because of their differing abilities to take advantage of tax benefits and because of the tax policies of the jurisdictions in which they operate. As a result, effective tax rates and provisions for income taxes can vary considerably among companies. EBITDA and Adjusted EBITDA also exclude depreciation and amortization, as well as amortization of cloud computing software implementation costs, because companies utilize productive assets of different ages and use different methods of both acquiring and depreciating or amortizing productive assets. These differences can result in considerable variability in the relative costs of productive assets and the depreciation and amortization expense among companies. We believe Adjusted EBITDA is useful as an indicator of operating performance because it allows for period-over-period comparisons of our ongoing core operations before the impact of the excluded items. Adjusted EBITDA also facilitates comparison by us, analysts, investors, and others, of results from our ongoing core operations before the impact of these items with results from other companies.
Adjusted EBITDA Margin and Segment Adjusted EBITDA Margin
We evaluate Adjusted EBITDA margin and Segment Adjusted EBITDA margin as indicators of operating profitability. Adjusted EBITDA margin represents Adjusted EBITDA divided by the Company’s total revenues less cost reimbursement revenues. Segment Adjusted EBITDA margin represents Segment Adjusted EBITDA divided by the applicable segment’s total revenues less cost reimbursement revenues. We evaluate Adjusted EBITDA margin and Segment Adjusted EBITDA margin and believe it provides useful information to investors because it allows for period-over-period comparisons of our ongoing core operations before the impact of excluded items.
Adjusted Pretax Income, Adjusted Net Income Attributable to Common Stockholders, and Adjusted Earnings per Share - Diluted
We evaluate Adjusted pretax income, Adjusted net income attributable to common stockholders, and Adjusted earnings per share - diluted as indicators of operating performance. Adjusted pretax income is calculated as Adjusted EBITDA less depreciation and amortization, interest expense, net of interest income, share-based compensation expense and amortization of cloud computing software implementation costs. Adjusted net income attributable to common stockholders is calculated as Adjusted pretax income less provision for income tax adjusted for certain items and Adjusted earnings per share - diluted equals adjusted net income attributable to common stockholders divided by diluted shares. We evaluate these measures because we believe they provide useful information to investors because they allow for period-over-period comparisons of our ongoing core operations before the impact of certain non-recurring items such as impacts from asset sales, foreign currency changes, restructuring costs, litigation charges, modernization costs, transaction and integration costs, and impairments, and also facilitate the comparison of results from our ongoing core operations before these items with results from other companies.
Free Cash Flow and Adjusted Free Cash Flow
We evaluate Free Cash Flow and Adjusted Free Cash Flow as liquidity measures that provide useful information to management and investors about the amount of cash provided by operating activities after capital expenditures for property and equipment and the borrowing and repayment activity related to our term securitizations, which cash can be used for, among other purposes, strategic opportunities, including acquisitions and strengthening the balance sheet. Adjusted Free Cash Flow, which reflects additional adjustments to Free Cash Flow for the impact of transaction, integration, restructuring, and modernization costs, litigation charges, insurance proceeds, impact of borrowings available from the securitization of eligible vacation ownership notes receivable, and changes in restricted cash and other items, allows for period-over-period comparisons of the cash generated by our business before the impact of these items. Analysis of Free Cash Flow and Adjusted Free Cash Flow also facilitates management’s comparison of our results with our competitors’ results.